UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

Pyxus International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 12, 2019, the Board of Directors of Pyxus International, Inc. (the “Company”) elected each of Daniel A. Castle and Nathan A. Richardson as a director of the Company. Mr. Castle has been appointed to serve on the Social Responsibility and Corporate Affairs Committee of the Board of Directors, and Mr. Richardson has been appointed to serve on the Governance and Nominating Committee of the Board of Directors. No compensatory award was made to either Mr. Castle or Mr. Richardson in connection with his election as a director, and each will receive compensation on the same terms as the other directors of the Company who are not employees, which compensation is described in the Company’s definitive proxy statement for its 2018 annual meeting of shareholders held on August 16, 2018, subject to adjustments effective after the date of the annual meeting.

A press release issued by the Company on February 14, 2019 announcing the election of Messrs. Castle and Richardson is filed as Exhibit 99.1 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Prior to the election of Mr. Castle and Mr. Richardson as directors as described in Item 5.02 hereof, on February 12, 2019, the Board of Directors of the Company approved an amendment to the Company’s bylaws increasing the size of the Board of Directors from nine to eleven. Such amendment was effective on February 12, 2019 and is set forth in amended and restated bylaws approved by the Board of Directors of the Company on that date. The Company’s amended and restated bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01	Exhibits

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws of Pyxus International, Inc.

Exhibit 99.1	Press release of dated February 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2019

PYXUS INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

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